U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2014

ELIZABETH ARDEN, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	1-6370	59-0914138

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 S.W. 145 Avenue, Miramar, Florida 33027
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code:   (954) 364-6900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.
Item 2.06 Material Impairments.

          On June 23, 2014, the board of directors of Elizabeth Arden, Inc. (the "Company"), approved a broad restructuring and cost savings program that is intended to reduce the size and cost of the Company's overhead structure and exit low-return businesses, customers and brands to improve gross margins and profitability in the long term (the "2014 Performance Improvement Plan"). The 2014 Performance Improvement Plan includes the exiting of certain unprofitable retail doors and fragrance license agreements, changes in customer, distribution and supply chain relationships, the discontinuation of certain products, the elimination of employee positions globally and the closing of the Company's Puerto Rico affiliate. The 2014 Performance Improvement Plan is only a part of the Company's ongoing broad restructuring and cost savings program, and the Company is continuing to target annual savings in the range of $40 million to $50 million upon full implementation of the program.

          The Company currently estimates that the 2014 Performance Improvement Plan will result in pre-tax charges beginning in the fourth fiscal quarter of 2014 and through fiscal 2015 of $65 million to $72 million, of which an estimated $32 million to $36 million is comprised of future cash expenditures. The estimated pre-tax charges consist of:

          (i)    approximately $17 million to $20 million of exit and contract termination costs related to the closing of the Company's Puerto Rico affiliate, the exiting of unprofitable doors and changes in customer, distribution and supply chain relationships;

(ii) approximately $11 million to $12 million for employee severance and other related one-time costs (including those related to the closing of the Company's Puerto Rico affiliate); and

          (iii)  approximately $37 million to $40 million related to asset impairments, including approximately $17 million to $18 million associated with intangible asset and inventory impairments and exit costs caused by the expiration, non-renewal or wind-down of fragrance license agreements, and $20 million to $22 million associated with discontinuations of certain products, including $7.5 million related to certain Elizabeth Arden branded skincare and color products developed prior to the Elizabeth Arden brand repositioning.

The Company anticipates annualized savings resulting from the 2014 Performance Improvement Plan activities of approximately $27 million to $35 million.

          In the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the Securities and Exchange Commission on May 12, 2014, the Company disclosed that it was engaged in a fundamental reexamination of how it commercially executed its business, and that this reexamination could result in decisions that could impact earnings for the fiscal year ending June 30, 2014, as well as our earnings projections for subsequent fiscal years. In connection with the reexamination, the Company stated that it would closely assess the potential for realization of its net deferred tax assets in future periods, including U.S. net operating loss carryforwards and U.S. and foreign tax credits, and that changes in future earnings projections resulting from decisions made as a result of this reexamination, among other factors, could cause the Company to record a valuation allowance against some or all of its net deferred tax assets, which could materially impact the Company's income tax expense and results of operations in future periods.

          Applicable accounting guidance for income taxes (ASC 740) provides that the future realization of deferred tax assets depends on the existence of sufficient taxable income in future periods. If, based upon all available evidence, both positive and negative, it is more likely than not (more than 50 percent likely) such deferred tax assets will not be realized, a valuation allowance is recorded. A company's three-year cumulative loss position is significant negative evidence in considering whether deferred tax assets are realizable and the accounting guidance restricts the amount of reliance the Company can place on projected taxable income to support the recovery of the deferred tax assets.

          Based on the authorization of the 2014 Performance Improvement Plan and fiscal 2014 results to date, the Company is now projecting to be in a three-year cumulative loss position for fiscal years 2012 through 2014, and, after considering the accounting guidance, the Company can no longer assume the realization of its net deferred tax assets, including those relating to its U.S. cumulative net operating losses and its federal, state and foreign tax credits. As such, the Company has concluded that valuation allowances should be recorded with respect to these net deferred tax assets and will record a non-cash charge in the fourth quarter of fiscal 2014 in the amount of $85 million to $95 million. The final amount of the valuation allowance will be dependent on the Company's financial results for fiscal year 2014. Recording the valuation allowance does not restrict the Company's ability to utilize net operating losses and potentially foreign tax credits associated with many of the deferred tax assets assuming taxable income of the appropriate character is recognized in future periods. A return to sustained profitability in the U.S. operations could result in objective positive evidence thereby warranting the potential reversal of all or a portion of the valuation allowance. There is no assurance that the Company will be able to reverse all or a portion of the valuation allowance in the future.

          The Company's valuation allowance for its net deferred tax assets will not impact the Company's cash flow for a number of years; however, it will have a direct negative impact on the Company's net income and shareholders' equity for the quarter and fiscal year ending June 30, 2014. In addition, it may result in the Company's inability to record tax benefits on future losses of its U.S. operations until sufficient future taxable income is generated by such operations to support the realization of deferred tax assets.

The Company intends to treat charges related to the 2014 Performance Improvement Plan as special items impacting the comparability of results in its quarterly earnings releases.

          The amounts and timing of all estimates above are subject to change until finalized. Our estimates for the charges discussed above, with the exception of the valuation allowance, exclude any potential income tax effects. The actual amounts and timing may vary materially based on various factors. See "Cautionary Note Regarding Forward-Looking Information and Factors that May Affect Future Results" below.

Cautionary Note Regarding Forward-Looking Information and Factors That May Affect Future Results

          The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. This Current Report on Form 8-K and other written and oral statements that we make from time to time contain such forward-looking statements that set out anticipated results based on management's plans and assumptions regarding future events or performance. We have tried, wherever possible, to identify such statements by using words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "will" and similar expressions in connection with any discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective products, future performance or results of current and anticipated products, sales efforts, expenses and/or cost savings, interest rates, foreign exchange rates, the outcome of contingencies such as legal proceedings, and financial results. A list of factors that could cause our actual results of operations and financial condition to differ materially is set forth below, and these factors are discussed in greater detail under Item 1A -- "Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended June 30, 2013:

*	our ability to implement our 2014 Performance Improvement Plan, our ability to realize the anticipated benefits of our 2014 Performance Improvement Plan and/or changes in the timing of such benefits;
*

whether we will incur higher than anticipated costs, expenses or charges related to the implementation of our 2014 Performance Improvement Plan or any additional restructuring or cost savings activities, and/or changes in the expected timing of such costs, expenses or charges;

*

decisions or actions resulting from our continued reexamination of our business, including implementing any additional restructuring activities, and the timing and amount of any costs, expenses or charges that may be incurred as a result;

*

factors affecting our relationships with our customers or our customers' businesses, including the absence of contracts with customers, our customers' financial condition, and changes in the retail, fragrance and cosmetic industries, such as the consolidation of retailers and the associated closing of retail doors, as well as retailer inventory control practices, including, but not limited to, levels of inventory carried at point-of-sale and practices used to control inventory shrinkage;

*

risks of international operations, including foreign currency fluctuations, hedging activities, economic and political consequences of terrorist attacks, disruptions in travel, unfavorable changes in U.S. or international laws or regulations, diseases and pandemics, and political instability in certain regions of the world;

*	our reliance on license agreements with third parties for the rights to sell most of our prestige fragrance brands;
*

our reliance on third-party manufacturers for substantially all of our owned and licensed products and our absence of contracts with suppliers of distributed brands and components for manufacturing of owned and licensed brands;

*

delays in shipments, inventory shortages and higher supply chain costs due to the loss of or disruption in our distribution facilities or at key third-party manufacturing or fulfillment facilities that manufacture or provide logistic services for our products;

*

our ability to respond in a timely manner to changing consumer preferences and purchasing patterns and other international and domestic conditions and events that impact retailer and/or consumer confidence and demand, such as domestic or international recessions or economic uncertainty;

*	our ability to protect our intellectual property rights;

*	the success, or changes in the timing or scope, of our new product launches, advertising and merchandising programs;
*	our ability to successfully manage our inventories;
*	the quality, safety and efficacy of our products;
*	the impact of competitive products and pricing;
*

our ability to (i) implement our growth strategy and acquire or license additional brands or secure additional distribution arrangements, (ii) successfully and cost-effectively integrate acquired businesses or new brands, and (iii) finance our growth strategy and our working capital requirements;

*

our level of indebtedness, our ability to realize sufficient cash flows from operations to meet our debt service obligations and working capital requirements, and restrictive covenants in our revolving credit facility, second lien facility and the indenture for our 7 3/8% senior notes;

*	changes in product mix to less profitable products;
*	the retention and availability of key personnel;
*

changes in the legal, regulatory and political environment that impact, or will impact, our business, including changes to customs or trade regulations, laws or regulations relating to ingredients or other chemicals or raw materials contained in products or packaging, or accounting standards or critical accounting estimates;

*	the success of our global Elizabeth Arden brand repositioning efforts;
*

the impact of tax audits, including the ultimate outcome of the pending Internal Revenue Service examination of our U.S. federal tax returns for the fiscal years ended June 30, 2010, 2011 and 2012, changes in tax laws or tax rates, and our ability to utilize our deferred tax assets and/or the establishment of valuation allowances related thereto;

*

our ability to effectively implement, manage and maintain our global information systems and maintain the security of our confidential data and our employees' and customers' personal information, including our ability to successfully and cost-effectively implement the last phase of our Oracle global enterprise system;

*	our reliance on third parties for certain outsourced business services, including information technology operations, logistics management and employee benefit plan administration;
*

the potential for significant impairment charges relating to our trademarks, goodwill, investments in other entities or other intangible assets that could result from a number of factors, including such entities' business performance or downward pressure on our stock price; and

*	other unanticipated risks and uncertainties.

We caution that the factors described herein and other factors could cause our actual results of operations and financial condition to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          (b)   On June 23, 2014, Kathy Widmer, the Company's Executive Vice President and Chief Marketing Officer, resigned her position with the Company. Ms. Widmer will remain with the Company through August 28, 2014.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIZABETH ARDEN, INC.

Date: June 24, 2014	/s/ Rod R. Little

Rod R. Little Executive Vice President and Chief Financial Officer